UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC 20549



                           FORM 8-K

                        CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange
                         Act of 1934



Date of Report (Date of earliest reported) January 20, 2000
                                          -------------------

                XEDAR CORPORATION
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(Exact name of Registrant as specified in its chapter)

     Colorado                  0-8356         84-0684753
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(State or other jurisdiction (Commission   (IRS Employer
 of incorporation)            File Number) Identification No)


2500 Central Ave., Boulder, CO                80301
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(Address of principal executive offices)       (Zip Code)


Registrant's telephone number, incl. area code  303-443-6441
                                              ---------------


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(Former name or former address, if changed since last report)










Item 4  Change in Registrant's Certifying Accountant

a) The Registrant dismissed KPMG LLP, 4440 Arapahoe Avenue,
   Suite 280, Boulder, CO 80303, Attn. Wendy Merrill,
   Tel. 303 939-8080, as its Certifying Accountant. KPMG LLP has been notified by letter January 14, 2000 and acknowledged such letter.

b) The Registrant has contracted with Jensen Burcham Stelmack Edwards LLP, 717 West 5th Avenue, Longmont, CO 80501-5420, Attn. Debra Edwards, Tel. 303-651-3626, to become the Registrant's Certifying Accountant by engagement letter as of January 14, 2000.

The Registrants decision for changing the Certifying
Accountant is based entirely on audit cost.

No disagreements or outstanding issues in regards to the audit exist.





























                          SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  XEDAR CORPORATION
                             -------------------------------
                                    (Registrant)


    January 20, 2000           Hans R. Bucher
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Date                           Hans R. Bucher, President